AMENDMENT NO. 1 TO
                          RANGER AEROSPACE CORPORATION
                               CHAIRMAN AGREEMENT
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     THIS AMENDMENT NO. 1 (this "Amendment") to the Ranger Aerospace Corporation
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Chairman  Agreement  dated April 2, 1998 (the "Agreement") by and between Ranger
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Aerospace  Corporation, a Delaware corporation (the "Company"), Aircraft Service
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International  Group,  Inc.,  a  Delaware  corporation  ("ASIG"),  Tioga Capital
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Corporation  ("Tioga")  and  George Schwartz ("Chairman") is made by and between
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the  parties  to  the  Agreement  as  of  March  7,  2000.

     WHEREAS, the Parties desire to amend certain provisions of the Agreement as provided herein;

     NOW, THEREFORE, in consideration for the mutual promises and agreements set forth herein and other good and valuable consideration, the adequacy of which is hereby confirmed, the parties to this Amendment hereby agree that the Agreement is amended as follows:

     1.     Paragraph  3(c)  of the Agreement is hereby deleted in its entirety.

     2. NO OTHER AMENDMENTS. Except as explicitly amended by this Amendment, the Agreement shall remain in full force and effect and unamended.

     3. APPLICABLE LAW. This Amendment shall be controlled, construed and governed under the laws of the State of Florida regardless of the fact that one or more parties is now, or may become, residents of another state, and without regard to any conflict of laws.

     4. SEVERABILITY. If any paragraph, clause or provision of this Amendment is or becomes illegal, invalid or unenforceable because of present or future laws, rules or regulations of any governmental body, or become unenforceable for any reason, the intention of the Company, ASIG, Tioga and Chairman is that the remaining parts of this Amendment shall not be thereby affected.

     5. CAPTIONS. The captions of the various paragraphs are solely for the convenience of the parties hereto and shall not control or affect the meaning or construction of this Amendment.

     6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original but all of which together shall constitute one and the same instrument.

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     IN  WITNESS  WHEREOF,  the  parties  hereto  have  executed and sealed this
Amendment  No.  1  to  Chairman  Agreement the day and year first above written.

     RANGER  AEROSPACE  CORPORATION

     By:  __________________________________
       Stephen  D.  Townes,  President  &  CEO

     AIRCRAFT  SERVICES  INTERNATIONAL
GROUP,  INC.

     By:  ___________________________________
       Stephen  D.  Townes,  President  &  CEO

     TIOGA  CAPITAL  CORPORATION

     By:  ___________________________________
       George  Schwartz,  President

     _______________________________________
GEORGE  SCHWARTZ

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